UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2020
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 30, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The Company’s shareholders voted upon the three proposals at the Annual Meeting outlined in the 2020 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on March 26, 2020, and the final results of the shareholder vote on each proposal were as follows:

Proposal 1: Election of Directors for Terms Expiring in 2023

The shareholders elected four candidates nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of shareholders to be held in 2023 or until their respective successors, if any, have been elected and qualified. The following sets forth the results of the voting with respect to each candidate:

Candidate	For	Against	Abstentions	Broker Non-Votes
William K. Gerber	68,503,210	2,596,924	29,052	5,251,545
Blake W. Krueger	67,474,831	3,612,754	41,601	5,251,545
Nicholas T. Long	70,650,934	449,202	29,050	5,251,545
Michael A. Volkema	67,153,779	3,938,135	37,272	5,251,545

Proposal 2: Advisory Resolution to Approve Executive Compensation

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes, and narrative in the Proxy Statement for the Annual Meeting. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-Votes
69,985,898	1,065,028	78,260	5,251,545

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions
72,749,206	3,600,813	30,712

The proposal to ratify the appointment of Ernst & Young LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2020	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Senior Vice President, Chief Financial Officer and Treasurer

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